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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                       DATE OF REPORT - September 27, 2004
                        (Date of earliest event reported)


                          HONEYWELL INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)

           DELAWARE                      1-8974                     22-2640650
(State or other jurisdiction of     (Commission File      (I.R.S. Employer Identification
        incorporation)                   Number)                      Number)



101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY            07962-2497
       (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (973) 455-2000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


Bradley T. Sheares was elected to the Board of Directors of Honeywell International Inc. ("Honeywell") on September 24, 2004. A copy of the press release issued by Honeywell regarding Mr. Sheares' election to its Board of Directors is attached as Exhibit 99 to this Report on Form 8-K.

Mr. Sheares will serve on the Management Development and Compensation Committee and the Retirement Plans Committee of the Honeywell Board of Directors.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 27, 2004            Honeywell International Inc.


                                    By: /s/ Thomas F. Larkins
                                        ---------------------
                                        Thomas F. Larkins
                                        Vice President, Corporate Secretary and
                                        Deputy General Counsel




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